EXHIBIT 99.2
ISDA®
International Swaps and Derivatives Association, Inc.
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA MASTER AGREEMENT
dated as of January 24, 2008
between
HSBC BANK USA, NATIONAL ASSOCIATION (“Party A”)
and
NISSAN AUTO RECEIVABLES 2008-A OWNER TRUST (“Party B”)
This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above (this “Agreement”), is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A.
Accordingly, the parties agree as follows:
Paragraphs 1 — 12. Incorporation
Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof:
Paragraph 13. Elections and Variables
(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes no additional obligations of Secured Party and, for purposes of the definition of Obligations in Paragraph 12, includes no additional obligations of Pledgor.

(b)	Credit Support Obligations.
(i) “Delivery Amount” has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” and inserting in lieu thereof the words “not later than the close of business on each Valuation Date” and (II) by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” and inserting in lieu thereof the following:
The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of
(A)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,
Credit Support Annex

(B)	the amount by which (a) the Moody’s First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

(C)	the amount by which (a) the Moody’s Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.
“Return Amount” has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” and inserting in lieu thereof the following:
The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of
(A) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,
(B) the amount by which (a) the Moody’s First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s First Trigger Credit Support Amount for such Valuation Date, and
(C) the amount by which (a) the Moody’s Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Second Trigger Credit Support Amount for such Valuation Date.
     (ii) “Credit Support Amount” means, the greater of, the S&P Credit Support Amount or the Moody’s Credit Support Amount, in each case as calculated on a daily basis by the Valuation Agent. The Credit Support Amount shall be calculated by reference to the provisions set forth in this Annex which would result in Party A transferring the greatest amount of Eligible Credit Support to Party B or, if applicable, which would result in Party B returning the least amount of Posted Credit Support. In circumstances where more than one of the Ratings Criteria or S&P Approved Ratings Downgrade or S&P Required Ratings Downgrade apply, the Credit Support Amount shall be calculated by reference to the Ratings Criteria or S&P Approved Ratings Downgrade or S&P Required Ratings Downgrade which would result in Party A transferring the greatest amount of Eligible Credit Support or, if applicable, which would result in Party B returning the least amount of Posted Credit Support.

2	Credit Support Annex

(iii)	Eligible Collateral. The following items will qualify as “Eligible Collateral”:
VALUATION PERCENTAGE:

			Moody’s Second	S&P Approved	S&P Required
		Moody’s First	Ratings	Ratings	Ratings
		Ratings Trigger	Trigger**	Downgrade**	Downgrade**

(A)	Cash: US Dollars	100%	100%	100%	80%

(B)	U.S. Treasury	100%	100%	98.9%	79.1%
	Securities:
	negotiable debt
	obligations issued
	by the U.S.
	Treasury Department
	(“Treasuries”)
	having a remaining
	maturity of up to
	and not more than 1
	year.

(C)	Treasuries having a	100%	97% (1-5yr)	98.04% (1-5yr)	78.43% (1-5yr)
	remaining maturity		94% (5-10yr)	92.59% (5-10yr)	74.07% (5-10yr)
	of greater than 1
	year but not more
	than 10 years.

(D)	Treasuries having a	100%	90% (10-20yr)	91.10% (10-20yr)	72.90% (10-20yr)
	remaining		88% (>20yr)	88.60% (>20yr)	70.90% (>20yr)
	maturity of greater
	than 10 years.

(E)	Agency Securities:	100%	99%	98.50%	78.8%
	Debenture
	obligations of the
	Federal National
	Mortgage
	Association (FNMA),
	Federal Home Loan
	Mortgage
	Corporation (FHLMC)
	(collectively,
	“Agency
	Securities”) having
	a remaining
	maturity of not
	more than 1 year.

(F)	Agency Securities	100%	96% (1-5yr)	98.04 (1-5yr)	78.43%
	having a remaining
	maturity of greater
	than 1 year but not
	more than 5 years.

(G)	Agency Securities	100%	93% (5-10yr)	92.59% (5-10yr)	74.07%
	having a remaining
	maturity of greater
	than 5 years but
	not more than 10
	years.

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			Moody’s Second	S&P Approved	S&P Required
		Moody’s First	Ratings	Ratings	Ratings
		Ratings Trigger	Trigger**	Downgrade**	Downgrade**

(H)	Agency Securities	100%	89%	87.7%	70.20%
having a remaining
maturity of greater
than 10 years but
not more than 20
years.

(I)	Agency Securities	100%	87%	84.4%	67.50%
having a remaining
maturity of greater
than 20 years but
not more than 30
years.

(J)	FHLMC Certificates.	% to be determined	% to be determined	to bedetermined+	% to be determined+
Mortgage
participation
certificates issued
by FHLMC evidencing
undivided interests
or participations
in pools of first
lien conventional
or FHA/VA
residential
mortgages or deeds
of trust,
guaranteed by
FHLMC, and having a
remaining maturity
of not more than 30
years.

(K)	FNMA Certificates.	% to be determined	% to be determined	% to be determined +	% to be determined +
Mortgage-backed
pass-through
certificates issued
by FNMA evidencing
undivided interests
in pools of first
lien mortgages or
deeds of trust on
residential
properties,
guaranteed by FNMA,
having a remaining
maturity of not
more than 30 years.

(L)	GNMA Certificates.	% to be determined	% to be determined	% to be determined	% to be determined +
Mortgage-backed
pass-through
certificates issued
by private
entities,
evidencing
undivided interests
in pools of first
lien mortgages or
deeds of trust on
single family
residences,
guaranteed by the
Government National
Mortgage
Association (GNMA)
with the full faith
and credit of the
United States, and
having a remaining
maturity of not
more than 30 years.

4	Credit Support Annex

			Moody’s Second	S&P Approved	S&P Required
		Moody’s First	Ratings	Ratings	Ratings
		Ratings Trigger	Trigger**	Downgrade**	Downgrade**

(M)	Other. Other items	% to be determined	% to be determined	% to be determined +	% to be determined +
of Credit Support
approved in writing
by each applicable
rating agency with
such valuation
percentages as
determined by each
applicable rating
agency.

*	The Valuation Percentage shall equal the percentage specified under such Rating Agency’s name above. If Party A is rated by more than one Rating Agency specified above, the Valuation Percentage shall equal the lowest of the applicable percentages specified above.

**	A parenthetical in the form of (a-b yr) means a security having a remaining maturity greater than or equal to a years and less than b years.

***	For Cash, the amount thereof: multiplied, in the case of the S&P Value, if an S&P Required Ratings Downgrade has occurred and been continuing for at least 10 Local Business Days, by the S&P Required Ratings Downgrade Valuation Percentage set forth in paragraph 13(b)(iii) above.

+ Subject to Rating Agency Condition with respect to S&P.
(iv)	There shall be no “Other Eligible Support” for Party A for purposes of this Annex.

(v)	Thresholds.
(A)	“Independent Amount” means with respect to Party A: Not Applicable.

“Independent Amount” means with respect to Party B: Not Applicable.

(B)	“Threshold” means with respect to Party A: Infinity; provided that for (a) so long as the Moody’s First Ratings Trigger Requirements apply and either (i) the Moody’s First Ratings Trigger Requirements have applied since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time the Moody’s First Ratings Trigger Requirements did not apply, the Threshold shall be zero; or (b) so long as (i) an S&P Approved Ratings Downgrade has occurred and has been continuing for at least 10 Local Business Days or since this Credit Support Annex was executed or (ii) an S&P Required Ratings Downgrade has occurred and has been continuing, the Threshold shall be zero.

“Threshold” means with respect to Party B: Not Applicable.

(C)	“Minimum Transfer Amount” means with respect to Party A, $50,000.

“Minimum Transfer Amount” means with respect to Party B, $50,000.

5	Credit Support Annex

(D)	Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of $10,000.00, respectively.
(c)	Valuation and Timing.
(i)	“Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more pricing sources.

(ii)	“Valuation Date” means: each Local Business Day on which the Credit Support Amount would be greater than zero.

(iii)	“Valuation Time” means the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;
provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.
(iv)	“Notification Time” means 1:00 p.m., New York time, on a Local Business Day.
(d)	Conditions Precedent. No event shall constitute a “Specified Condition”.

(e)	Substitution.
(i)	“Substitution Date” means the Local Business Day in New York on which the Secured Party is able to confirm irrevocable receipt of the Substitute Credit Support, provided that (x) such receipt is confirmed before 3:00 p.m. (New York time) on such Local Business Day in New York and (y) the Secured Party has received, before 1:00 p.m. (New York time) on the immediately preceding Local Business Day in New York, the notice of substitution described in Paragraph 4(d)(i).

(ii)	Consent. The Pledgor is not required to obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d).
(f)	Dispute Resolution.
(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which a notice is given that gives rise to a dispute under Paragraph 5.

(ii)	Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: for Cash, the U.S. dollar value thereof (except as modified below), and for each item of Eligible Collateral (except for Cash), an amount in U.S. dollars equal to the product of (i) either (A) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party or (B) the most recent publicly available bid price for such security as

6	Credit Support Annex

reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by Secured Party, multiplied by (ii) the percentage figure listed in Paragraph 13(b)(iii) hereof with respect to such security.

For Cash, the amount thereof: multiplied, in the case of the S&P Value, if an S&P Required Ratings Downgrade has occurred and been continuing for at least 10 Local Business Days, by the S&P Required Ratings Downgrade Valuation Percentage set forth in paragraph 13(b)(iii) above.

(iii)	Alternative. The provisions of Paragraph 5 will apply.
(g)	Holding and Using Posted Collateral.
(i)	Eligibility to Hold Posted Collateral; Custodians. Secured Party will not be entitled to hold Posted Collateral itself, and instead the Secured Party will be entitled to hold Posted Collateral through the Indenture Trustee (the “Custodian”) which Posted Collateral (i) shall not be commingled or used with any other asset held by the Indenture Trustee but shall be held in a separate trust account for this purpose only and (ii) shall not be transferred to any other person or entity but Party A pursuant to the provisions herein except (x) in any case contemplated by Paragraph 8(a) of this Annex with respect to Party A or (y) as directed by Party A; provided, however, that if the Custodian does not have a short-term debt rating of at least “A-1” by S&P, then, within 60 days, a third party custodian with a short-term debt rating of at least “A-1” by S&P must hold such Posted Collateral.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Secured Party and without prejudice to Secured Party’s rights under Paragraph 8 of the Credit Support Annex, Secured Party will not take any action specified in such Section 6(c).
(h)	Distributions and Interest Amount.
(i)	The “Interest Rate”, with respect to Eligible Collateral in the form of Cash, for any day, will be the lesser of (x) the rate opposite the caption “Federal funds (effective)” for such day as published by the Federal Reserve Publication H.15 (519) or any successor publication as published by the Board of Governors of the Federal Reserve System and (y) the rate of interest actually received on such Cash.

(ii)	The “Transfer of Interest Amount” will be made within 3 Local Business Days after the last Local Business Day of each calendar month in an amount not to exceed the interest actually received.

(iii)	Alternative Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.
(i)	Additional Representations. None.

(j)	Other Eligible Support and Other Posted Support. Not Applicable.

(k)	Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made to the following:

7	Credit Support Annex

Party A:	As set forth in the Schedule.

Party B:	As set forth in the Schedule.
(l)	Addresses for Transfers.
Party A:	Cash/Interest Payments: (USD Only):

Eligible Collateral (other than cash):

Party B:	NISSAN AUTO RECEIVABLES 2008-A OWNER TRUST
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention: Nissan Auto Receivables 2008-A
                   Owner Trust/Dorri Wolhar
Telephone: 302-636-6194
Facsimile: 302-636-4140

(i)	This Credit Support Annex is a Security Agreement under the New York UCC.

(ii)	Paragraph 1(b) of this Annex is amended by deleting it and restating it in full as follows:

“(b) Secured Party and Pledgor. All references in this Annex to the “Secured Party” mean Party B, and all references in this Annex to the “Pledgor” mean Party A; provided, however, that if Other Posted Support is held by Party B, all references herein to the Secured Party with respect to that Other Posted Support will be to Party B as the beneficiary thereof and will not subject that support or Party B as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.”

(iii)	Paragraph 2 of this Annex is amended by deleting the first sentence thereof and restating that sentence in full as follows:

“Party A, as the Pledgor, hereby pledges to Party B, as the Secured Party, as security for the Pledgor’s Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.”

(iv)	Only Party A makes the representations contained in Paragraph 9 of this Annex.

8	Credit Support Annex

(v)	Paragraph 12 of this Annex is amended by deleting the definitions of “Pledgor” and “Secured Party” and replacing them with the following:”

“Secured Party” means Party B.

“Pledgor” means Party A.”

(vi)	Paragraph 12 is hereby amended by adding, in alphabetical order, the following:

“Moody’s” means Moody’s Investor Services, Inc., or any successor to the rating business of such entity.”

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating business of such entity.”

(vii)	Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs and for maintenance involved in any Transfer of Eligible Collateral.

(viii)	The provisions of Paragraph 7(iii) shall not apply to Party B.
(n)	S&P Criteria.
“S&P Credit Support Amount” means, if the Threshold is zero for any Valuation Date, (a) if an S&P Approved Ratings Downgrade has occurred and has continued for 10 Local Business Days or since this Annex was executed, the Secured Party’s Exposure; (b) if an S&P Required Ratings Downgrade has occurred and has continued for 10 Local Business Days, an amount equal to 125% of the Secured Party’s Exposure or (c) if the Threshold is Infinity, zero.

“S&P Value” means, on any date and with respect to any Eligible Collateral, the product of (A) the bid price (or face value with respect to Cash) obtained by the Valuation Agent for such Eligible Collateral and (B)(i) if the S&P Approved Ratings Downgrade has occurred and been continuing for at least 10 Local Business Days or since this Annex was executed, the S&P Approved Ratings Downgrade Valuation Percentage or (ii) if a S&P Required Ratings Downgrade has occurred and been continuing for at least 10 Local Business Days, S&P Required Ratings Downgrade Valuation Percentage, as applicable, for such Eligible Collateral set forth in Paragraph 13(b)(iii). For purposes here, for Cash: the amount thereof: multiplied, in the case of the S&P Value, if an S&P Required Ratings Downgrade has occurred and been continuing for at least 10 Local Business Days, by the S&P Required Ratings Downgrade Valuation Percentage set forth in paragraph 13(b)(iii) above.
(o)	Moody’s Criteria.

“Moody’s First Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Ratings Threshold.

“Moody’s First Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A2” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-1”, or (ii) if such entity does

9	Credit Support Annex

not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A1”.

“Moody’s Second Trigger Event” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger Ratings Threshold” means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3” and a short-term unsecured and unsubordinated debt rating from Moody’s of “Prime-2”, or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody’s, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody’s of “A3”.

Moody’s Credit Support Amount.* With respect to a Moody’s First Trigger Event or a Moody’s Second Trigger Event relating to an action taken by Moody’s, the “Credit Support Amount” shall mean with respect to a Pledgor on a Valuation Date the sum of:
(i)	With respect to a Moody’s First Trigger Event:

(A)	the greater of the Secured Party’s Exposure and $0, plus

(B)	Notional Amount times the relevant percentage set out in Table B below.

(ii)	With respect to a Moody’s Second Trigger Event:

(A)	the greater of the Secured Party’s Exposure, $0 or the amount owed by Party A on the next Payment Date (as such term is defined in the Confirmation for each outstanding Transaction under this Agreement), plus

(B)	Notional Amount times the relevant percentage set out in Table B below.
*	To the extent that both the Moody’s Credit Support Amount and the S&P Credit Support Amount apply, the greater of the two amounts shall be the Credit Support Amount.

10	Credit Support Annex

TABLE B

Weighted Average Life	Moody’s First Trigger	Moody’s Second
of Hedge in Years	Event has Occurred	Trigger Event has
		Occurred
1	0.15%	0.50%
2	0.30%	1.00%
3	0.40%	1.50%
4	0.60%	1.90%
5	0.70%	2.40%
6	0.80%	2.80%
7	1.00%	3.20%
8	1.10%	3.60%
9	1.20%	4.00%
10	1.30%	4.40%
11	1.40%	4.70%
12	1.50%	5.00%
13	1.60%	5.40%
14	1.70%	5.70%
15	1.80%	6.00%
16	1.90%	6.30%
17	2.00%	6.60%
18	2.00%	6.90%
19	2.00%	7.20%
20	2.00%	7.50%
21	2.00%	7.80%
22	2.00%	8.00%
23	2.00%	8.00%
24	2.00%	8.00%
25	2.00%	8.00%
26	2.00%	8.00%
27	2.00%	8.00%
28	2.00%	8.00%
29	2.00%	8.00%
30	2.00%	8.00%

11	Credit Support Annex

Accepted and agreed:

HSBC BANK USA, NATIONAL ASSOCIATION		NISSAN AUTO RECEIVABLES 2008-A OWNER TRUST

By:		By:	WILMINGTON TRUST COMPANY,

	Name:		not in its individual capacity but solely as

	Title:		owner trustee

Date:

By:

Name:

Title:

Date:

12	Credit Support Annex